EXHIBIT 19


                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $3,714,715,040.66   $2,700,000,000.00
    Current Floating Allocation Pct.            57.90927605%        42.09072395%

   Total Adjusted Principal Collections   $1,924,908,837.39   $1,399,098,936.02

   Principal Default Amounts                    $150,564.11         $109,435.89
    As a Percentage of Collections               0.00782188%         0.00782188%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $4,254,474,303.83   $2,700,000,000.00
    New Floating Allocation Pct.                61.17607339%        38.82392661%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $22,105,815.32      $16,067,370.09
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $6,414,715,040.66
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,324,007,773.41
    Payment Rate                                                          51.82%
    Principal Collections                                     $2,974,551,922.34
    Principal Collection Adjustments                            $346,474,671.07
    Principal Collections for Status Dealer Accounts              $2,981,180.00

   Principal Default Amounts                                        $260,000.00
    As a Percentage of Collections                                   0.00782188%

   Aggregate New Principal Receivables                        $3,864,027,036.58

   Ending Principal Receivables                               $6,954,474,303.83
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $38,173,185.41
    Interest Collections                                         $38,123,316.45
    Interest Collections for Status Dealer Accounts                  $49,868.96
    Recoveries on Receivables Written Off                                 $0.00

   Monthly Yield                                                           7.14%

   Used Vehicle Principal Receivables Balance                    $54,592,550.78
                                                                           0.78%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                              $9,604,019.26
    Principal Collections                                         $2,981,180.00
    Principal Write Offs                                            $260,000.00
    Interest Collections                                             $49,868.96
   Ending Balance                                                 $6,362,839.26

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $300,000,000.00
   Required Subordinated Amount                                 $300,000,000.00

   Required Participation  4.00%                                $108,000,000.00
   Required Participation and Subordinated Amount               $408,000,000.00

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $4,254,474,303.83
    Current Participation Percentage                                    1042.76%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,947,014,652.71
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,947,014,652.71

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1992-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          15.58915702%

   Total Adjusted Principal collections                         $518,184,791.12
   Principal Default Amounts                                         $40,531.81
   Total Interest Collections                                     $5,950,877.81

  Source and Use of Funds                                    1992-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $5,950,877.81
    Investment and Net Swap Proceeds                              $2,651,644.77
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,102,522.58

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.8750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,729,166.67
   Current Interest Paid                                          $5,729,166.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $40,531.81
   Current Investor Default Amount Paid                              $40,531.81
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,999,490.77

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1992-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $17,187,500.01
   Semi-Annual Payment Date?                                                   N
   Semi-Annual Interest Payment Amount Due                                $0.00
   Semi-Annual Interest Payment Amount Paid                               $0.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-2
                                                             -------------------
   Certificates                                                 $700,000,000.00
    Current Floating Allocation Percentage                          10.91240991%

   Total Adjusted Principal collections                         $362,729,353.78
   Principal Default Amounts                                         $28,372.27
   Total Interest Collections                                     $4,165,614.47

  Source and Use of Funds                                    1992-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $4,165,614.47
    Investment and Net Swap Proceeds                              $2,188,533.02
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,154,147.49

    Certificates Outstanding                                    $700,000,000.00
    Certificate Rate                                                     7.3750%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,302,083.33
   Current Interest Paid                                          $4,302,083.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $583,333.33
   Servicing Fees Paid                                              $583,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $28,372.27
   Current Investor Default Amount Paid                              $28,372.27
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,440,358.56

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $77,777,777.78
   Required Subordinated Amount                                  $77,777,777.78

   Required Participation  4.00%                                 $28,000,000.00
   Required Participation and Subordinated Amount               $105,777,777.78

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $25,812,499.98
   Semi-Annual Payment Date?                                                   Y
   Semi-Annual Interest Payment Amount Due                       $25,812,499.98
   Semi-Annual Interest Payment Amount Paid                      $25,812,499.98
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $36.87499997
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $36.87499997

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1992-3
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          15.58915702%

   Total Adjusted Principal collections                         $518,184,791.12
   Principal Default Amounts                                         $40,531.81
   Total Interest Collections                                     $5,950,877.81

  Source and Use of Funds                                    1992-3
                                                             -------------------
    Investor Interest Funding Account Balance                     $5,950,877.81
    Investment and Net Swap Proceeds                              $1,645,219.88
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,096,097.69

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.6250%
    Days in Interest Period                                                  30
   Current Interest Due                                           $4,687,500.00
   Current Interest Paid                                          $4,687,500.00
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                               $40,531.81
   Current Investor Default Amount Paid                              $40,531.81
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,034,732.55

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       04/06/94 09:32 am
 Investor Reporting System  v2.2     Monthly Statement            03/94 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1992-3
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $28,125,000.00
   Semi-Annual Payment Date?                                                   Y
   Semi-Annual Interest Payment Amount Due                       $28,125,000.00
   Semi-Annual Interest Payment Amount Paid                      $28,125,000.00
   Semi-Annual Interest Payment Amount Shortfall                          $0.00

  Distributions to Holders of Certificates                   1992-3
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $28.12500000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $28.12500000